Fund:   Transamerica BlackRock Global Allocation VP
Security Description: Corporate Bond

Issuer:  Citigroup Inc. (2018)
OfferingType:  US Registered
(US Registered, Eligible Muni, Eligible Foreign, 144A)


REQUIRED INFORMATION

 1.Offering Date

 2.Trade Date

 3.Unit Price of Offering

 4.Price Paid per Unit

 5.Years of Issuer's Operations

 6.Underwriting Type

 7.Underwriting Spread

 8.Total Price paid by the Fund

 9.Total Size of Offering

10.Total Price Paid by the Fund plus Total Price
Paid for same securities purchased by the same Sub-Adviser for other investment companies

11.Underwriter(s) from whom the Fund
purchased (attach a list of all syndicate members)

12.If the affiliate was lead or co-lead manager, was the instruction listed below given to the broker(s) named in #11? ****


ANSWER

01/29/15

01/29/15

99.924 USD

99.924 USD

> 3

Firm

0.250%

$2,060,000.00

$2,000,000,000

$437,493,000

Citigroup Global
Markets Inc.

Yes


APPLICABLE RESTRICTION

None

Must be the same as #1

None

Must not exceed #3

Must be at least three years *

Must be firm

Sub-Adviser determination to be made

None

None

#10 divided by #9 must not exceed
25% **

Must not include Sub-Adviser
affiliates ***

Must be "Yes" or "N/A"


In Compliance
(Yes/No)

N/A

Yes

N/A

Yes

Yes

Yes

Yes

N/A

N/A

Yes

Yes

Yes

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


Fund:   Transamerica BlackRock Global Allocation VP

Security Description: EQUITY/PFD

Issuer:  Actavis plc (Preferred-2018)

Offering Type:
	US Registered
(US Registered, Eligible Muni, Eligible Foreign, 144A)


REQUIRED INFORMATION

1.Offering Date

2.Trade Date

3.Unit Price of Offering

4.Price Paid per Unit

5.Years of Issuer's Operations

6.Underwriting Type

7.Underwriting Spread

8.Total Price paid by the Fund

9.Total Size of Offering

10.Total Price Paid by the Fund plus Total Price
Paid for same securities purchased by the same Sub-Adviser for other investment companies

11.Underwriter(s) from whom the Fund
purchased (attach a list of all syndicate members)

12.If the affiliate was lead or co-lead manager, was the instruction listed below given to the broker(s) named in #11? ****


ANSWER

02/25/15

02/25/15

1,000.00 USD

1,000.00 USD

> 3

Firm

0.02437%

$ 2,488.00

$4,600,000,000

$250,000

J.P. Morgan Securities LLC

Yes


APPLICABLE RESTRICTION

None

Must be the same as #1

None

Must not exceed #3

Must be at least three years *

Must be firm

Sub-Adviser determination to be made

None

None

#10 divided by #9 must not exceed 25% **

Must not include Sub-Adviser affiliates***

Must be " Yes" or " N/A"


In Compliance
(Yes/No)

N/A

Yes

N/A

Yes

Yes

Yes

Yes

N/A

N/A

Yes

Yes

Yes

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.




Fund: Transamerica BlackRock Global Allocation VP

Security Description: Corporate Bond

Issuer:  Deutsche Bank AG, London Branch (2018)

Offering Type: US Registered
(US Registered, Eligible Muni, Eligible Foreign, 144A)


REQUIRED INFORMATION

1.Offering Date

2.Trade Date

3.Unit Price of Offering

4.Price Paid per Unit

5.Years of Issuer's Operations

6.Underwriting Type

7.Underwriting Spread

8.Total Price paid by the Fund

9.Total Size of Offering

10.Total Price Paid by the Fund plus Total
Price Paid for same securities purchased by the same Sub-Adviser for other investment companies

11.Underwriter(s) from whom the Fund
purchased (attach a list of all syndicate members)

12.If the affiliate was lead or co-lead manager, was the instruction listed below given to the broker(s) named in #11? ****


ANSWER

02/10/15

02/10/15

99.881 USD

99.881 USD

> 3

Firm

0.150%

$860,000.00

$2,000,000,000

$175,014,000

Deutsche Bank Securities Inc.

Yes


APPLICABLE RESTRICTION

None

Must be the same as #1

None

Must not exceed #3

Must be at least three years *

Must be firm

Sub-Adviser determination to be made

None

None

#10 divided by #9 must not exceed 25% **

Must not include Sub-Adviser affiliates ***

Must be " Yes" or " N/A"


In Compliance
(Yes/No)

N/A

Yes

N/A

Yes

Yes

Yes

Yes

N/A

N/A

Yes

Yes

Yes

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


Fund: Transamerica BlackRock Global Allocation VP

Security Description: Corporate Bond

Issuer: Actavis Funding SCS (2020)

Offering Type: US Registered
(US Registered, Eligible Muni, Eligible Foreign, 144A)


REQUIRED INFORMATION

1.Offering Date

2.Trade Date

3.Unit Price of Offering

4.Price Paid per Unit

5.Years of Issuer's Operations

6.Underwriting Type

7.Underwriting Spread

8.Total Price paid by the Fund

9.Total Size of Offering

10.Total Price Paid by the Fund plus Total
Price Paid for same securities purchased by the same Sub-Adviser for other investment companies

11.Underwriter(s) from whom the Fund
purchased (attach a list of all syndicate members)

12.If the affiliate was lead or co-lead manager, was the instruction listed below given to the broker(s) named in #11? ****


ANSWER

3/3/2015

3/3/2015

99.995 USD

99.995 USD

> 3

Firm

0.600%

$ 1,225,000.00

$3,500,000,000

$437,970,000

J.P. Morgan Securities LLC

Yes


APPLICABLE RESTRICTION

None

Must be the same as #1

None

Must not exceed #3

Must be at least three years *

Must be firm

Sub-Adviser determination to be made

None

None

#10 divided by #9 must not exceed 25% **

Must not include Sub-Adviser affiliates ***

Must be "Yes" or "N/A"


In Compliance
(Yes/No)

N/A

Yes

N/A

Yes

Yes

Yes

Yes

N/A

N/A

Yes

Yes

Yes

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.




Fund: Transamerica BlackRock Global Allocation VP

Security Description: Corporate Bond

Issuer: Citigroup Inc. (Preferred-2049))

Offering Type:	US Registered
(US Registered, Eligible Muni, Eligible Foreign, 144A)


REQUIRED INFORMATION

1.Offering Date

2.Trade Date

3.Unit Price of Offering

4.Price Paid per Unit

5.Years of Issuer's Operations

6.Underwriting Type

7.Underwriting Spread

8.Total Price paid by the Fund

9.Total Size of Offering

10.Total Price Paid by the Fund plus Total
Price Paid for same securities purchased by the same Sub-Adviser for other investment companies

11.Underwriter(s) from whom the Fund
purchased (attach a list of all syndicate members)

12.If the affiliate was lead or co-lead manager, was the instruction listed below given to the broker(s) named in #11? ****


ANSWER

3/13/2015

3/13/2015

100.000USD

100.000USD

> 3

Firm

1.50%

$1,460,000.00

$1,500,000,000

$210,175,000

Citigroup Global Markets Inc.

Yes


APPLICABLE RESTRICTION

None

Must be the same as #1

None

Must not exceed #3

Must be at least three years *

Must be firm

Sub-Adviser determination to be made

None

None

#10 divided by #9 must not exceed 25% **

Must not include Sub-Adviser affiliates ***

Must be "Yes" or "N/A"


In Compliance
(Yes/No)

N/A

Yes

N/A

Yes

Yes

Yes

Yes

N/A

N/A

Yes

Yes

Yes

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.



Fund:  Transamerica BlackRock Global Allocation VP

Security Description: Corporate Bond

Issuer: The Goldman Sachs Group, Inc. (Preferred -2049)

Offering Type:	US Registered
(US Registered, Eligible Muni, Eligible Foreign, 144A)


REQUIRED INFORMATION

1.Offering Date

2.Trade Date

3.Unit Price of Offering

4.Price Paid per Unit

5.Years of Issuer's Operations

6.Underwriting Type

7.Underwriting Spread

8.Total Price paid by the Fund

9.Total Size of Offering

10.Total Price Paid by the Fund plus Total Price
Paid for same securities purchased by the same Sub-Adviser for other investment companies

11.Underwriter(s) from whom the Fund
purchased (attach a list of all syndicate members)

12.If the affiliate was lead or co-lead manager, was the instruction listed below given to the broker(s) named in #11? ****


ANSWER

4/16/2015

4/16/2015

100.00 USD

100.00 USD

> 3

Firm

1.500%

$1,280,000.00

$2,000,000,000

$230,000,000

Goldman, Sachs & Co.

Yes


APPLICABLE RESTRICTION

None

Must be the same as #1

None

Must not exceed #3

Must be at least three years *

Must be firm

Sub-Adviser determination to be made

None

None

#10 divided by #9 must not exceed 25% **

Must not include Sub-Adviser affiliates ***

Must be "Yes" or "N/A"


In Compliance
(Yes/No)

N/A

Yes

N/A

Yes

Yes

Yes

Yes

N/A

N/A

Yes

Yes

Yes

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared tounderwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


Fund: Transamerica BlackRock Global Allocation VP

Security Description: Corporate Bond

Issuer: Anthem, Inc. (Preferred-2018)

Offering Type: US Registered
(US Registered, Eligible Muni, Eligible Foreign, 144A)


REQUIRED INFORMATION

1.Offering Date

2.Trade Date

3.Unit Price of Offering

4.Price Paid per Unit

5.Years of Issuer's Operations

6.Underwriting Type

7.Underwriting Spread

8.Total Price paid by the Fund

9.Total Size of Offering

10.Total Price Paid by the Fund plus Total
Price Paid for same securities purchased by the same Sub-Adviser for other investment companies

11.Underwriter(s) from whom the Fund
purchased (attach a list of all syndicate members)

12.If the affiliate was lead or co-lead manager, was the instruction listed below given to the broker(s) named in #11? ****


ANSWER

5/7/2015

5/7/2015

50.00 USD

50.00 USD

> 3

Firm

0.85%

$35,192

$1,175,000,000

$124,000,000.00

Goldman, Sachs & Co.

Yes


APPLICABLE RESTRICTION

None

Must be the same as #1

None

Must not exceed #3

Must be at least three years *

Must be firm

Sub-Adviser determination to be made

None

None

#10 divided by #9 must not exceed 25% **

Must not include Sub-Adviser affiliates ***

Must be "Yes" or "N/A"


In Compliance
(Yes/No)

N/A

Yes

N/A

Yes

Yes

Yes

Yes

N/A

N/A

Yes

Yes

Yes

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared tounderwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.